UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2005

LARGE SCALE BIOLOGY CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
 (Address of principal executive offices and zip code)

(707) 446-5501
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On May 5, 2005, the board of directors of Large Scale Biology Corporation elected Ulrich M. Grau, Ph.D. to the board of directors effective May 29, 2005.  Dr. Grau is expected to serve on the audit committee.

          On May 11, 2005, Large Scale Biology Corporation issued a press release announcing the election of Dr. Grau to the board of directors.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release dated May 11, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: May 11, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release dated May 11, 2005